UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): October 15, 2007



                          PetMed Express, Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


    Florida                    000-28827                 65-0680967
-----------------             ------------           -------------------
(State or other               (Commission             (I.R.S. Employer
  jurisdiction                File Number)           Identification No.)
of incorporation)


              1441 S.W. 29th Avenue,  Pompano Beach, FL  33069
            ----------------------------------------------------
             (Address of principal executive offices) (Zip Code)


                              (954) 979-5995
             ----------------------------------------------------
             (Registrant's telephone number, including area code)



                                Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events.

    On October 15, 2007, PetMed Express, Inc. issued a press release stating that it will announce its September 30, 2007 quarter end financial results and host a conference call to review the results on Monday, October 22, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.


     (d)    Exhibits.



99.1 - Press release dated October 15, 2007.


                                EXHIBIT INDEX
Exhibit No.    Description
-----------    -----------

   99.1        Press release dated October 15, 2007


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 15, 2007


                                         PETMED EXPRESS, INC.




                                         By: /s/Bruce S. Rosenbloom
                                            -------------------------------
                                            Name:  Bruce S. Rosenbloom

                                            Title: Chief Financial Officer


























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